SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

MICROSTRATEGY INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Disclosure.

On October 28, 2003, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended September 30, 2003 and providing additional outlook and financial guidance information. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Document

99.1	Press release regarding the Company’s third quarter financial results, dated as of October 28, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2003	MicroStrategy Incorporated (Registrant)

	By:	/s/ Eric F. Brown
	Name:	Eric F. Brown
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release regarding the Company’s third quarter financial results, dated as of October 28, 2003